Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended September 30, 2022 (the “Report”) of Alico, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Perry Del Vecchio, Chief Financial Officer (Principal Financial and Accounting Officer) of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 6, 2022	By:	/s/ Perry Del Vecchio
Perry Del Vecchio
Chief Financial Officer
(Principal Financial and Accounting Officer)